Revenue Recognition	9 Months Ended
Sep. 30, 2015
Revenue Recognition [Abstract]
Revenue Recognition

Note 4 - Revenue Recognition

Revenue is recognized in accordance with Accounting Standards Codification (“ASC”) Topic 605. Four basic criteria must be met before revenue can be recognized: (i) persuasive evidence that an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed or determinable; and (iv) collectability is reasonably assured.

The Company recognizes revenue related to product sales when delivery is confirmed by its external logistics provider and the other criteria of ASC Topic 605 are met. Product revenue is recorded net of returns and allowances. All costs and duties relating to delivery are absorbed by the Company. Shipments for all products are currently received directly by the Company’s customers.

Deferred revenue on the accompanying September 30, 2015 condensed consolidated balance sheet is approximately $435,000 and is related to the Company’s License Agreement with Bellco (see Note 11), which is being deferred over the remainder of the expected obligation period. The Company has recognized approximately $2,641,000 of revenue related to the License Agreement to date and approximately $52,000 for the nine months ended September 30, 2015. The Company recognized approximately $641,000 of revenue related to this License Agreement for the nine months ended September 30, 2014. Revenue recognized in the nine months ended September 30, 2015 relates only to the upfront payment received in February 2014. All previously received payments related to the License Agreement were fully recognized as revenue as of December 31, 2014. Approximately $17,000 of revenue will be recognized in the remaining three months of fiscal year 2015 and approximately $70,000 of revenue will be recognized in each of the years ended December 31, 2016 through 2021. See Note 11, Commitments and Contingencies, for further discussion of the License Agreement with Bellco.